MILESTONE

MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA

ANNUAL REPORT
DECEMBER 31, 2020

This is a copy of the annual report of the separate account in which your Monarch Life Insurance Company variable annuity contract invests.  We take pride in our continued commitment to provide prompt, courteous service to our contract owners.  For inquiries regarding your contract, please call our Annuity Service Center at 1-800-654-0050.

The investment results presented in this report are historical and are no indication of future performance.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Monarch Life Insurance Company and the Contract Owners of Monarch Life Insurance Company Separate Account VA:

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of Government Money Market V.I. Division, U.S. Government Bond V.I. Division, High Yield V.I. Division, Advantage U.S. Total Market V.I. Division, and Basic Value V.I. Division of Monarch Life Insurance Company Separate Account VA as of December 31, 2020, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Government Money Market V.I. Division, U.S. Government Bond V.I. Division, High Yield V.I. Division, Advantage U.S. Total Market V.I. Division, and Basic Value V.I. Division of Monarch Life Insurance Company Separate Account VA as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Monarch Life Insurance Company management.  Our responsibility is to express an opinion on the financial statements of each of the divisions of the Monarch Life Insurance Company Separate Account VA based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the Monarch Life Insurance Company Separate Account VA in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the custodian of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Hartford, Connecticut
April 26, 2021

We have served as the auditor of one or more of the divisions of Monarch Life Insurance Company Separate Account VA since 1991.

MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA
STATEMENTS OF NET ASSETS AT DECEMBER 31, 2020
Investments in:	Cost	Number of Shares	NAV	Assets at Market Value	Dividends Receivable	Due from (to) Monarch Life Insurance Company	Net Assets
Government Money Market V.I. Fund	$--	--	$1.00	$--	$--	$--	$--
U.S. Government Bond V.I. Fund	--	--	10.79	--	--	--	--
High Yield V.I. Fund	10,475	1,512	7.56	11,428	51	5	11,484
Advantage U.S. Total Market V.I. Fund	119,675	5,648	27.49	155,267	--	(3)	155,264
Basic Value V.I. Fund	102,173	7,528	13.58	102,235	--	(1)	102,234

MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2020
	Government	U.S. Government	High	Advantage U.S.	Basic
	Money Market	Bond	Yield	Total Market	Value
	V.I. Division	V.I. Division	V.I. Division	V.I. Division	V.I. Division
Investment Income:
Dividends	$--	$--	$563	$4,626	$3,270
Expenses:
Risk Charges and Administrative Expenses	--	--	(149)	(1,840)	(1,230)
Net Investment Income	--	--	414	2,786	2,040

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	--	--	(2)	409	(407)
Net Unrealized Gains (Losses)	--	--	215	14,759	(801)
Capital Gain Distributions	--	--	--	6,063	1,155
Net Gains (Losses)	--	--	213	21,231	(53)

Net Increase in Net Assets
Resulting from Operations	--	--	627	24,017	1,987

Transfers Due to Terminations	--	--	4	(4)	9

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	--	--	4	(4)	9

Total Increase in Net Assets	--	--	631	24,013	1,996
Net Assets - Beginning of Year	--	--	10,853	131,251	100,238
Net Assets - End of Year	$--	$--	$11,484	$155,264	$102,234

MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2019
	Government	U.S. Government	High	Advantage U.S.	Basic
	Money Market	Bond	Yield	Total Market	Value
	V.I. Division	V.I. Division	V.I. Division	V.I. Division	V.I. Division
Investment Income:
Dividends	$--	$--	$558	$3,950	$2,284
Expenses:
Risk Charges and Administrative Expenses	--	--	(145)	(1,677)	(1,292)
Net Investment Income	--	--	413	2,273	992

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	--	--	(2)	377	(178)
Net Unrealized Gains	--	--	896	17,069	9,348
Capital Gain Distributions	--	--	--	8,352	8,048
Net Gains	--	--	894	25,798	17,218

Net Increase in Net Assets
Resulting from Operations	--	--	1,307	28,071	18,210

Transfers Due to Terminations	--	--	6	(16)	(8)

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	--	--	6	(16)	(8)

Total Increase in Net Assets	--	--	1,313	28,055	18,202
Net Assets - Beginning of Year	--	--	9,540	103,196	82,036
Net Assets - End of Year	$--	$--	$10,853	$131,251	$100,238

NOTE 1‑ORGANIZATION

Monarch Life Insurance Company Separate Account VA (the Account) is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (1940 Act) and is currently comprised of five investment divisions.  Three investment divisions of the Account are invested solely in the shares of three corresponding separate funds of the BlackRock Variable Series Funds, Inc., and the remaining two investment divisions are invested solely in the shares of two corresponding separate funds of the BlackRock Variable Series Funds II, Inc. (the Funds), both are open‑end management investment companies registered under the 1940 Act.  BlackRock Advisors, LLC, is the investment advisor for the Funds.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re).  On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court).  A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994.  Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts.  Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re.  The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the contract owners participating in the Account.

NOTE 2‑SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements.  Preparation of financial statements requires the use of estimates made by management.  Actual results may differ from these estimates.  The policies are in conformity with accounting principles generally accepted in the United States of America.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES (Continued)

INVESTMENTS:  The investments in shares of the Funds are valued at fair value, which is the reported net asset value per share of the respective Funds each day that the New York Stock Exchange is open.  Investment transactions are accounted for on the date the shares are purchased or sold.  The cost of shares redeemed and realized gains and losses are determined on the first-in, first-out method.  Dividend income and capital gain distributions received from the Funds are reinvested in additional shares of the Funds and are recorded by the Account on the ex-dividend date.

FEDERAL INCOME TAXES:  For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company.  Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

FAIR VALUE MEASUREMENT:  At December 31, 2020, all of the Account’s recurring fair value measurements, which consist solely of mutual funds and marketable securities, represent Level 1 fair value measurements.

NOTE 3‑PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Funds by the Account for the year ended December 31, 2020 are shown below:

	Purchases	Sales
Government Money Market V.I. Fund	$--	$--
U.S. Government Bond V.I. Fund	--	--
High Yield V.I. Fund	561	143
Advantage U.S. Total Market V.I. Fund	10,690	1,844
Basic Value V.I. Fund	4,424	1,222

NOTE 4‑EXPENSES

Monarch Life assumes mortality and expense risks and administrative expenses related to the operations of the Account. Monarch Life deducts a daily charge from the assets of the Account to cover these risks.  This charge is, on an annual basis, equal to a rate of 1.4% (0.85% for mortality risks, 0.40% for expense risks, and 0.15% for administrative charges) of the daily net assets of the Account.

NOTE 5-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2020 and 2019 are shown below:

		2020			2019
			Net			Net
	Issued	Redeemed	Decrease	Issued	Redeemed	Decrease
Government Money Market V.I. Division	--	--	--	--	--	--
U.S. Government Bond V.I. Division	--	--	--	--	--	--
High Yield V.I. Division	--	--	--	--	--	--
Advantage U.S. Total Market V.I. Division	--	--	--	--	--	--
Basic Value V.I. Division	--	--	--	--	--	--

NOTE 6-CONTRACT CHARGES

An annual contract maintenance charge of $30 may be assessed annually by Monarch Life during a contract’s accumulation period.

Premium tax may be assessed to a contract.  Premium taxes (if any) vary from state to state, are primarily calculated on premium amounts, and range from 0.5% to 3.0%.

Withdrawal charges may be assessed to a contract if withdrawals are made in excess of certain amounts or are made in certain years.  Withdrawal charges (if any) range from 1% to 5% of the amount withdrawn and the cumulative total of all withdrawal charges is guaranteed never to exceed 5% of a contract’s total purchase payments.

NOTE 7-CONTRACT OWNERS’ ACCUMULATION VALUES

Contract owners’ accumulation values for 2020, 2019, 2018, 2017, and 2016 consist of the following:

	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Accumulation Value	Income Ratio*	Investment Accumulation Value**	Expenses as a % of Average Total Return***

2020
Government Money Market V.I. Division	--	$13.80	$--	0.00%	1.40%	-1.01%
U.S. Government Bond V.I. Division	--	29.91	--	0.00%	1.40%	4.98%
High Yield V.I. Division	229	50.12	11,484	5.28%	1.40%	5.82%
Advantage U.S. Total Market V.I. Division	315	493.15	155,264	3.52%	1.40%	18.30%
Basic Value V.I. Division	960	106.53	102,234	3.75%	1.40%	1.99%

2019
Government Money Market V.I. Division	--	$13.94	$--	0.00%	1.40%	0.51%
U.S. Government Bond V.I. Division	--	28.49	--	0.00%	1.40%	4.91%
High Yield V.I. Division	229	47.37	10,853	5.33%	1.40%	13.72%
Advantage U.S. Total Market V.I. Division	315	416.88	131,251	10.18%	1.40%	27.14%
Basic Value V.I. Division	960	104.45	100,238	11.13%	1.40%	22.19%

2018
Government Money Market V.I. Division	--	$13.87	$--	0.00%	1.40%	0.19%
U.S. Government Bond V.I. Division	--	27.16	--	0.00%	1.40%	-1.10%
High Yield V.I. Division	229	41.66	9,544	5.46%	1.40%	-4.02%
Advantage U.S. Total Market V.I. Division	315	327.77	103,196	10.94%	1.40%	-7.66%
Basic Value V.I. Division	960	85.48	82,036	12.63%	1.40%	-9.14%

2017
Government Money Market V.I. Division	--	$13.84	$--	0.00%	1.40%	-0.75%
U.S. Government Bond V.I. Division	--	27.46	--	0.00%	1.40%	0.10%
High Yield V.I. Division	229	43.40	9,941	5.19%	1.40%	5.86%
Advantage U.S. Total Market V.I. Division	315	355.12	111,806	8.21%	1.40%	12.47%
Basic Value V.I. Division	960	94.08	90,285	2.40%	1.40%	6.74%

2016
Government Money Market V.I. Division	--	$13.95	$--	0.00%	1.40%	-1.29%
U.S. Government Bond V.I. Division	--	27.43	--	0.00%	1.40%	-0.07%
High Yield V.I. Division	229	41	9,391	5.88%	1.40%	11.38%
Value Opportunities V.I. Division	315	315.74	99,408	0.29%	1.40%	21.94%
Basic Value V.I. Division	960	88.14	84,585	2.06%	1.40%	16.54%

NOTE 7-CONTRACT OWNERS’ ACCUMULATION VALUES (Continued)

*These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets.  These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values.  The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.

**These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values.  Expenses of the underlying investments and any charges made directly to a contract (through the redemption of units) are excluded.

***These ratios represent the total return of the Account’s divisions.  These ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios.  These ratios do not include any contract charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 8‑DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, as amended (the Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified.  The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code.  Monarch Life believes, based on assurances from the Funds, that the Account satisfies the current requirements of the regulations.

NOTE 9‑PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the contracts maintained in the Account.  BCSI is a wholly-owned subsidiary of Monarch Life.

NOTE 10‑SUBSEQUENT EVENTS

Management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2020 which require recognition or disclosure in the financial statements